UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 19, 2017

Houlihan Lokey, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-37537	95-2770395
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10250 Constellation Blvd., 5th Floor
Los Angeles, California	90067
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (310) 788-5200

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐        Written communications pursuant to Rule 425 under the Securities Act

☐        Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On September 19, 2017, Houlihan Lokey, Inc. (the “Company”) held its annual meeting of stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders approved the Amended and Restated Houlihan Lokey, Inc. 2016 Incentive Award Plan (the “Restated Plan”), which amends and restates the Houlihan Lokey, Inc. 2016 Incentive Award Plan (the “Original Plan”). The Restated Plan was adopted by the Company’s board of directors on July 20, 2017.

The Restated Plan makes the following material changes to the Original Plan:

•
Requires the Company, except in connection with certain corporate transactions, to obtain stockholder approval prior to (a) reducing the exercise price of any stock option or stock appreciation right (“SAR”) awarded under the Restated Plan, or (b) cancelling a stock option or SAR awarded under the Restated Plan at a time when its exercise price exceeds the fair market value of the underlying shares in exchange for cash or another award;

•	Authorizes the Company to permit net share tax withholding with respect to awards granted under the Restated Plan up to the maximum statutory withholding rates in the applicable jurisdictions; and

•	Includes provisions required to satisfy the stockholder approval requirements of Section 162(m) of the Internal Revenue Code of 1986.

The terms and conditions of the Restated Plan are described in the Company’s proxy statement, dated July 26, 2017, as filed with the Securities and Exchange Commission (“Proxy Statement”), under the heading “Proposal 3: Approval of Our Amended and Restated 2016 Incentive Award Plan” (the “Stockholder Proposal”). The terms and conditions of the Restated Plan in the Stockholder Proposal do not purport to be a complete description of the Restated Plan, and are qualified in their entirety by reference to the complete text of the Restated Plan, a copy of which is filed as Exhibit 10.1 hereto and is incorporated by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, stockholders voted on proposals (1) to elect four Class II directors to the Company’s board of directors, each to serve until the Company’s 2020 annual meeting of stockholders, and until a successor has been duly elected and qualified; (2) to ratify the appointment of KPMG, LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2018; and (3) to approve an amendment and restatement of the Company’s 2016 Incentive Award Plan. Following is the final tabulation of votes cast at the meeting:

Proposal 1: Election of Class I Directors

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Irwin N. Gold	445,814,307	9,342,137	2,680,726
Bennet Van de Bunt	448,559,343	6,597,101	2,680,726
Ron K. Barger	445,811,146	9,345,298	2,680,726
Paul E. Wilson	445,906,591	9,249,853	2,680,726

Proposal 2: Ratification of Independent Registered Public Accounting Firm

Votes For	Votes Against	Abstentions	Broker Non-Votes
457,699,984	117,052	20,134	0

Proposal 3: Approval of Amended and Restated 2016 Incentive Award Plan

Votes For	Votes Against	Abstentions	Broker Non-Votes
440,724,515	14,429,131	2,798	2,680,726

 Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Exhibit Description

10.1	Amended and Restated Houlihan Lokey, Inc. 2016 Incentive Award Plan

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOULIHAN LOKEY, INC.

By:	/s/ Christopher M. Crain
Name: Christopher M. Crain
Title: General Counsel and Secretary

Date: September 22, 2017

EXHIBIT INDEX

Exhibit Number	Exhibit Description

10.1	Amended and Restated Houlihan Lokey, Inc. 2016 Incentive Award Plan